Exhibit 99.1

INVESTOR CONTACT:    Lois Lee
            loislee@invacare.com
            440-329-6435

INVACARE CORPORATION ANNOUNCES ADDITIONAL DRAW OF TERM LOANS
ELYRIA, OH (December 27, 2022) - Invacare Corporation (NYSE:IVC) (“Invacare” or the “company”) announced the consummation of an additional draw of $5,500,000 of term loans under to its Credit Agreement with certain funds managed by Highbridge Capital Management LLC (“Highbridge”), as of December 23, 2022.
Commenting on the financing, Geoff Purtill, president and chief executive officer stated, “As guided in the 3    Q22 earnings release, Europe achieved sequential growth in revenues and profitability driven by improved supply chain circumstances giving us confidence that our transformation program is reaping benefits. Today’s announcement provides us with greater flexibility as we execute against our stated strategy. We are pleased that Highbridge continues to support the company as it moves through its planned transformation."
The company intends to use the proceeds of the additional draw for general corporate purposes. In addition, $14,000,000 of additional liquidity remains available under the Amended Highbridge Credit Agreement, subject to satisfaction of certain conditions set forth therein.

About Invacare Corporation

Invacare Corporation (NYSE:IVC) (“Invacare” or the “company”) is a leading manufacturer and distributor in its markets for medical equipment used in non-acute care settings. At its core, the company designs, manufactures and distributes medical devices that help people to move, rest, and perform essential hygiene. The company provides clinically complex medical device solutions for congenital (e.g., cerebral palsy, muscular dystrophy, spina bifida), acquired (e.g., stroke, spinal cord injury, traumatic brain injury, post-acute recovery, pressure ulcers) and degenerative (e.g., ALS, multiple sclerosis, elderly, bariatric) ailments. The company’s products are important parts of care for people with a wide range of challenges, from those who are active and involved in work or school each day and may need additional mobility support, to those who are cared for in residential care settings, at home and in rehabilitation centers. The company sells its products principally to home medical equipment providers with retail and e-commerce channels, residential care operators, distributors and government health services in North America, Europe, and Asia/Pacific. For more information about the company and its products, visit Invacare’s website at www.invacare.com.

This press release contains forward-looking statements within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that describe future outcomes or expectations that are usually identified by words such as “will,” “may,” “should,” “could,” “plan,” “intend,” “expect,” “continue,” “forecast,” “believe,” and “anticipate” as well as similar comments, denote forward-looking statement that are subject to inherent uncertainties that are difficult to predict. These include, for example, statements related to the company’s ability to address on-going supply chain challenges; sales and free cash flow trends; the impact of contingency plans and cost containment actions; the company’s liquidity and working capital expectations; the company’s future financial results; and similar statements. Actual results and events may differ materially as a result of various risks and uncertainties, including the duration and scope of the COVID-19 pandemic, the pace of resumption of access to healthcare, including clinics and elective care, and loosening of public health restrictions, or any reimposed restrictions on access to healthcare or tightening of public health restrictions and impact on the demand for the company’s products; possible adverse effects on the company’s liquidity, including the company’s ability to address future debt maturities or refinancing, restructure or exchanges its existing debt; possible adverse effects of being leveraged, including interest rate or event of default risks; any failure to satisfy the continued listing standards of the New York Stock Exchange (“NYSE”) and delisting of the company’s common shares from the NYSE; the ability of the company to successfully improve output and convert open orders into sales; global shortages in, or increasing costs for, transportation and logistics services and capacity; the availability and cost to the company of needed raw materials and components from its suppliers; actions that governments, businesses and individuals take in response to the pandemic, including mandatory business closures and restrictions on onsite commercial interactions; the impact of the pandemic or political or geopolitical crises, such as the Russian war with Ukraine, and actions taken in response to the pandemic on global and regional economies and economic activity; the pace of recovery when the COVID-19 pandemic subsides; general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth, including negative conditions attributable to inflationary economic conditions; the effects of steps the company has taken or will take to reduce operating costs; the ability of the company to successfully focus on lifestyle and mobility & seating products, sustain profitable sales growth, achieve anticipated improvements in segment operating performance, convert high inventory levels to cash or reduce its costs; lack of market acceptance of the company’s new product innovations; potential adverse effects of revised product pricing and/or product surcharges on revenues or the demand for the company’s products; circumstances or developments that may make the company unable to implement or realize the anticipated benefits, or that may increase the costs, of its current and planned business initiatives, in particular the key elements of its enhanced transformation and growth plan such as its new product introductions, commercialization plans, additional investments in sales force and demonstration equipment, product distribution strategy in Europe, supply chain actions and global information technology outsourcing and ERP implementation activities; increases in interest rates or the cost of borrowing; adverse changes in government and third-party payor reimbursement levels and practices in the U.S.; decreased availability or increased costs of materials which could increase the company’s cost of producing or acquiring the company’s products, including the adverse impacts of tariffs and increases in commodity costs or freight costs; consolidation of health care providers; increasing pricing pressures in the markets for the company’s products; risks of failures in, or disruptions to, legacy IT systems; risks of cybersecurity attack, data breach or data loss and/or delays in or inability to recover or restore data and IT systems; adverse effects of the company’s consent decree of injunction with the U.S. Food and Drug Administration (“FDA”), including but not limited to, compliance costs, inability to rebuild negatively impacted customer relationships, unabsorbed capacity utilization, including fixed costs and overhead; any circumstances or developments that might adversely impact the third-party expert auditor’s required audits of the company’s quality systems at the facilities impacted by the consent decree, including any possible failure to comply with the consent decree or FDA regulations or the inability to adequately address the matters identified to us by the FDA; adverse impacts of new tariffs or increases in commodity prices or freight and logistics costs; regulatory proceedings or the company’s failure to comply with regulatory requirements or receive regulatory clearance or approval for the company’s products or operations in the United States or abroad; adverse effects of regulatory or governmental inspections of the company’s facilities at any time and governmental investigations or enforcement actions; product liability or warranty claims; product recalls, including more extensive warranty or recall experience than expected; exchange rate fluctuations, particularly in light of the relative importance of the company’s foreign operations to its overall financial performance; legal actions, including adverse judgments or settlements of litigation or claims in excess of available insurance limits; tax rate fluctuations; additional tax expense or additional tax exposures, which could affect the company’s future profitability and cash flow; uncollectible accounts receivable; risks inherent in managing and operating businesses in many different foreign jurisdictions; heightened vulnerability to a hostile takeover attempt or other shareholder activism; provisions of Ohio law or in the company’s debt agreements, charter documents or other agreements that may prevent or delay a change in control; and those other risks and uncertainties expressed in the cautionary statements and risk factors in the company’s annual report on Form 10-K, quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. The company may not be able to predict and may have little or no control over many factors or events that may influence its future results and, except as required by law, shall have no obligation to update any forward-looking statements.